Exhibit 10.1

THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SUBSCRIPTION AGREEMENT – EXCHANGE OFFER AGREEMENT

February 1, 2009

SecureCare Technologies, Inc.
1617 W. 6th Street
Suite C
Austin, Texas 78703

Attention: Neil Burley, Chief Financial Officer

Re: Exchange of Notes for Common Stock

Gentlemen:

          Effective February 1, 2009, SecureCARE Technologies, Inc., a Nevada corporation (hereinafter referred to as “SCUC” or the “Company”) is offering (the “Offering”) to the holders (“Offerees” or “Investors”) of an aggregate of $300,000 principal amount of 8% unsecured promissory notes issued between October 1, 2008 and January 31, 2009 and due December 31, 2009 (the “Notes”) the opportunity, expiring at 5:00 PM on February 27, 2009, Austin Texas time (the “Expiration Date”) to exchange their notes for the Company’s Common Stock, par value $0.001 per share (“Common Stock”), at a rate of one share of Common Stock for each $0.10 of Note surrendered by the Holder to the Company with all accrued interest on any exchanged Note to be waived (the “Offer”). The Company will issue 3,000,000 shares of its Common Stock to affect the Offer upon consent of the Offerees representing the entire $300,000 in principal amount outstanding as of February 1, 2009. However, there is no minimum amount of Holders who must accept the Offer. The Company will concurrently offer an aggregate of up to 4,000,000 shares of its Common Stock to investors on a best effort basis at a price of $0.10 per share (the “Shares”). The Company will honor all exchange requests received by it at its offices as set forth above prior to the Expiration Date. All offers of exchange, made by executing and returning this agreement to the Company together with your Note are irrevocable once accepted by the Company. There is no minimum number of Notes that must be exchanged.

          The Board of Directors has indicated that upon completion of the Offer and the offering of Common Stock, it will adjust (the “Adjustment”) the Management, Employee and Board of Director Stock Options that have been granted by granting additional options so that the outstanding options represent the right to purchase an aggregate of 28% of the issued and outstanding shares of the Company on a fully diluted basis. As of February 1, 2009, Management, Employee and Board of Director Stock Options outstanding represent the right to purchase an aggregate of 28% of the issued and outstanding shares of the Company on a fully diluted basis. Accordingly, the Adjustment will result in a dilution of up to 28% of the shares outstanding upon completion of the Offer.

          1. Exchange. Subject to the terms and conditions of this Subscription Agreement-Exchange Offer Agreement, the undersigned hereby tenders this subscription and exchange and a Note in the principal amount set forth at the foot of this agreement to shares of Common Stock at $0.10 per share. Upon the acceptance of this agreement by the Company, the Note shall be of no further force and effect and the Holder shall only be entitled to receive the shares of Common Stock. Acceptance shall take place within thirty (30) business days after receipt of the signed Subscription Agreement and Note. The sale hereby is not conditioned upon receipt of a minimal amount of Notes being exchanged prior to the Expiration Date.

          2. Acknowledgments. The undersigned acknowledges that the undersigned has had the opportunity to review the following documents and has made such review as the undersigned has deemed appropriate:

          All documents filed by the Company with the Securities and Exchange Commission of the United States of America and is particularly aware of the Company’s current cash needs, the risk factors set forth in its Form 10-KSB for the year ended December 31, 2007, the Company’s history of bankruptcy and that an investment in the Company is an extremely high risk investment. The undersigned further acknowledges that unless the Company sells a majority of the Notes, its chances for success will be further reduced to a significant extent. The undersigned is aware that the Company has previously raised funds from investors believing that it would not require further private investment to become a viable operating company and has been mistaken in this belief.

3. Investment Representations.

                     (a)          Investment Intent. The undersigned represents that the undersigned is acquiring the Shares pursuant to the Offer for investment only and not with a view to, or for sale in connection with, any distribution thereof nor with any present intention to sell such Shares, except in compliance with the Act. The Company has no obligation to register the Shares under the Act and does not intend to do so. For several years there has been an extremely limited trading market for the Shares and no active market may ever develop. The certificates for the Shares will bear the following legend or a legend similar thereto:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated, or otherwise disposed of in the absence of (i) an effective registration statement for such securities under such act or (ii) an opinion of company counsel that such registration is not required.

                     (b)          Transfer Limited. The undersigned further acknowledges that the Shares to be purchased hereby will have been issued pursuant to an exemption from registration under the Act and the rules and regulations promulgated thereunder and agrees not to sell or otherwise transfer or dispose of the Shares in any transaction which, in the reasonable opinion of the Company’s counsel, would be in violation of the Act. For the purpose of determining the Holder’s holding period for the shares, the date of this agreement shall be deemed the date the Holder acquired the Shares and such shares will not be salable for at least six months thereafter absent a registration under the Act.

                     (c)          Experience. The undersigned represents and warrants that the undersigned has such knowledge and experience in financial and business matters that the Holder is and will be capable of evaluating the risks and merits of an investment in the Shares to be acquired hereby and that the Purchaser is able to bear the economic risks, including total loss, of investing in the Shares.

                     (d)          No Filing. The undersigned understands that no federal or state agency has passed upon the Shares or made any findings or determination as to the fairness of this investment.

          4. Information with Respect to the Undersigned. The undersigned represents the following information is true and correct:

Name of Holder:	(1)

		(Print Name)

	(2)

		(Print Name)

Mailing Address:

		(Name of Addressee)

		(Number and Street)

	City	State	Zip Code

Facsimile No (Optional):

Social Security and/or
taxpayer identification
number(s):	(1)

(2)

Ownership Form (check one):

		___	Individual

		___	Joint Tenancy

		___	Community property

		___	Tenancy-in-common

          5. Copies of Notices. Copies of all notices or other communications to be given or made hereunder will be transmitted to purchaser at its above mailing address.

          6. Accredited Investor. The undersigned represent(s) and warrant(s) that I am (we are) “accredited investor(s)” as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission pursuant to the Act as set forth below. (Initial the appropriate category of accredited investor that each person satisfies and, in the case of joint or partnership ownership, indicate which person the initialed category is applicable to):

______

(1)          Such investor is a natural person who had individual income (excluding income of such investor’s spouse) in excess of $200,000 in each of 2007 and 2008 or joint income with such investor’s spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in 2009 (for purposes hereof, individual income being defined as adjusted gross income, without taking into account: (a) any deductions for long-term capital gains under § 1202 of the Internal Revenue Code of 1986, as presently amended (the “Code”); (b) any depletion deductions under Code § 611 et seq.; (c) any exclusion for interest under Code § 103; or (d) any partnership losses allocated to such Investor as reported on Schedule E of his Form 1040 or any successor form);

______

(2)          Such investor is a natural person whose net worth at the time of purchase, either individually or jointly with such Investor’s spouse, exceeds $1,000,000 (including such investor’s home, home furnishings and automobiles);

______

(3)          Such investor is a trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act;

______	(4) Such investor is a corporation, partnership, trust or other entity in which all of the equity owners are Accredited Investors; or

______	(5) Other (details below):

          7. Tax Consequences. No effort has been made to provide any advice as to the federal, state or local income tax consequences of my investment in the Notes and Shares. I have been advised to seek my own independent advice as to the tax consequences of an investment in the Notes and Shares.

          8. Survival and Indemnification. The undersigned agree(s) that the representations contained herein shall survive the purchase of the Notes and Shares and that he (they) will indemnify and hold harmless SCUI from and against loss, damage or liability arising from a claim of or action instituted by a third party including any governmental or regulatory body investigation, or proceeding arising from a breach of any representation or material misrepresentation of the undersigned contained herein. The indemnities provided herein shall not be deemed exclusive remedies but are in addition to all other rights and remedies available to either or both of the parties pursuant to this Agreement.

          9. Miscellaneous.

          In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

          This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. This Agreement may only be modified in writing signed by the undersigned and the Company.

          This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Texas applicable to agreements made and to be performed entirely within such State.

          IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement – Exchange Agreement as of the day and year first above written.

(1)

(2)

Principal Amount of Note Surrendered for Exchange:

$__________________________ Principal amount of Note

          The foregoing subscription is hereby accepted by SecureCare Technologies, Inc., as of the __day of ______________ , 2009.

SecureCare Technologies, Inc.
(a Nevada Corporation)

By:

Neil Burley, Chief Financial Officer